UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2019

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing Series A Trust Preferred Interest in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing Series B Trust Preferred Interest in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders

On May 29, 2019, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2018 Annual Meeting of Shareholders (the “Annual Meeting”), at the Company's principal executive offices, 301 Riverside Avenue, Second Floor, Westport, Connecticut 06880. A total of 59,900,000 shares of the Company’s common stock were entitled to vote as of April 1, 2019, the record date for the Annual Meeting. There were 54,026,853 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Election of Directors
With respect to the election of the following nominees as Class I directors of the Company to hold office for a three-year term, ending at the 2022 Annual Meeting, the shareholders voted as set forth in the table below:

	For	Withheld	Broker Non-Vote
Harold S. Edwards	19,347,911	11,578,025	23,100,917
Sarah G. McCoy	21,062,655	9,863,281	23,100,917
Based on the votes set forth above, Mr. Edwards and Ms. McCoy were duly elected to serve as Class I directors of the Company for a three-year term, ending at the 2022 Annual Meeting.

Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)
With respect to the non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
19,292,378	10,989,019	644,539	23,100,917
Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.

Proposal 3. Ratification of Selection of Independent Auditor
The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2019 received the following votes:

For	Against	Abstain	Broker Non-Vote
53,304,046	521,087	201,720	N/a
Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for the 2019 fiscal year was duly ratified by the shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2019	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2019	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer